Early Termination of HSR Waiting Period Granted by FTC for Acquisition of Simmons by Ares Management LLC and Ontario Teachers’ Pension Plan
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ATLANTA, October 29, 2009 – Simmons Bedding Company (“Simmons” or the “Company”), a leading manufacturer of premium-branded bedding and an indirect subsidiary of Simmons Company, along with Ares Management LLC (“Ares”) and Ontario Teachers’ Pension Plan (“Teachers’”), today announced that each has received notice from the Federal Trade Commission (“FTC”) granting early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR”).  The notice relates to the potential acquisition of Simmons and all of its subsidiaries, as well as its parent Bedding Holdco Incorporated, by certain affiliates of Ares and Teachers’ Private Capital, the private investment department of Teachers’, which was announced on September 25, 2009 (the “Transaction”).  With this notice from the FTC, all waiting periods under applicable antitrust and competition regulations in the U.S. and Canada have either terminated or expired and the parties have now satisfied one of the key conditions to consummating the Transaction.

As previously announced on October 13, 2009, the Transaction remains subject to, among other things, the effectiveness of a plan of reorganization under chapter 11 of the U.S. Bankruptcy Code (the “Plan”) with respect to which Simmons Company and Simmons are currently soliciting acceptances from creditors.  Votes from creditors must be received by Epiq Bankruptcy Solutions, LLC, Simmons’ voting agent, before November 12, 2009.  For more information, please refer to the Disclosure Statement, dated October 13, 2009, available at www.sec.gov or contact Epiq Bankruptcy Solutions, LLC at (646) 282-2500 or www.epiqbankruptcysolutions.com.

Throughout the restructuring process, Simmons expects to continue normal operations under its current ownership structure and does not anticipate any changes to its overall business or its ability to meet its customers’ needs.

About Simmons Bedding Company
Atlanta-based Simmons Bedding Company is one of the world's largest mattress manufacturers, manufacturing and marketing a broad range of products including Beautyrest®, Beautyrest Black®, Beautyrest Studio™, ComforPedic by Simmons™, ComforPedic Loft™, Natural Care®, Beautyrest Beginnings™ and BeautySleep®. Simmons Bedding operates 19 conventional bedding manufacturing facilities and one juvenile bedding manufacturing facility across the United States, Canada and Puerto Rico. Simmons Bedding also serves as a key supplier of beds to many of the world’s leading hotel groups and resort properties. Simmons Bedding is committed to developing superior mattresses and promoting a higher quality sleep for consumers around the world. For more information, visit Simmons Bedding's website at www.simmons.com.

About Ares Management
Ares Management is an SEC-registered investment adviser and alternative asset manager with total committed capital under management of approximately $30 billion as of September 2009. With complementary pools of capital in private equity, private debt and capital markets, Ares Management has the ability to invest across all levels of a company's capital structure - from senior debt to common equity - in a variety of industries in a growing number of international markets. The Ares Private Equity Group has a proven track record of creating value with its flexible capital and partnering with high quality, middle-market companies such as Serta. Other notable current investments include General Nutrition Centers, Inc., Hanger Orthopedic Group, Inc. and Maidenform Brands, Inc. The firm is headquartered in Los Angeles with approximately 250 employees and professionals located across the United States and Europe. For more information, visit the Ares website at www.aresmgmt.com.

About Teachers' Private Capital
Teachers' Private Capital is one of the world's largest private equity investors. It is the private investment department of the Ontario Teachers' Pension Plan, the largest single-profession pension plan in Canada. The Ontario Teachers' Pension Plan is an independent corporation responsible for investing the fund and administering the pensions of Ontario's 284,000 active and retired teachers. For more information visit www.otpp.com.

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995:
This press release includes forward-looking statements that reflect our current views about future events and financial performance. Words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions that predict or indicate future events, results or trends, or that do not relate to historical matters, identify forward-looking statements. The forward-looking statements in this press release speak only as of the date of this press release. These forward-looking statements are expressed in good faith and Simmons believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from Simmons’ expectations. These factors include, but are not limited to: (i) our ability to comply with and fulfill closing conditions in the Plan Sponsor Agreement, including obtaining the requisite creditor consents and financing and approval of the Plan from the Bankruptcy Court,; (ii) compliance with covenants in, and any defaults under, our debt agreements or instruments; (iii) our ability to (a) comply with the terms of the forbearance agreements, including meeting certain conditions contained therein, or (b) obtain further extensions to the forbearance periods; (iv) compliance by the lenders and note holders with the terms of the forbearance agreements; (v) increased cost of credit and associated fees resulting from the forbearance extensions and any waiver or modification of the senior credit facility by the lenders or any waiver or modification of the subordinated notes or other indebtedness; (vi) in the event of the failure to consummate the transactions contemplated by the Plan or to obtain further extensions to the forbearance periods, Simmons being required to immediately repay all amounts outstanding under the senior credit facility resulting from the noncompliance with the covenants thereunder or otherwise being in default under its debt which could in turn result in a default under the indebtedness of Simmons, Simmons Company or Bedding Superholdco Incorporated or could result in a bankruptcy filing by or against us or any of our affiliates and have an adverse impact on the value of our and our affiliate’s debt and equity securities; (vii) the potential adverse impact of any restructuring or any related pre-arranged or voluntary bankruptcy filing on our business, financial condition, liquidity, results of operations and the value of our and our affiliate’s debt and equity securities; (viii) interest rate and credit market risks; (ix) competitive pressures in the bedding industry; (x) general economic and industry conditions; (xi) our ability to launch new products on a timely basis, the success of our new products and the future costs to rollout such products; (xii) legal and regulatory requirements; (xiii) our relationships with and viability of our suppliers, significant customers and licensees; (xiv) fluctuations in our costs of raw materials and energy prices; (xv) our ability to hold or increase prices on our products and the related effect on our unit sales; (xvi) an increase in our return rates and warranty claims; (xvii) our labor relations; (xviii) encroachments on our intellectual property; (xix) our product liability, intellectual property and other litigation claims; (xx) our level of indebtedness; (xxi) foreign currency exchange rate risks; (xxii) our future acquisitions; (xxiii) our ability to achieve the expected benefits from any personnel realignments; (xxiv) higher bad debt expense as a result of increased customer bankruptcies due to instability in the economy and slowing consumer spending; (xxv) our ability to maintain sufficient liquidity to operate our business; and (xxvi) other risks and factors identified from time to time in Simmons Company’s reports filed with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, either to reflect new developments or for any other reason.